SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☒	Definitive proxy statement.

☐	Definitive additional materials.

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BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

(Name of Registrant as Specified in Its Charter)

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GLOBAL SHORT DURATION

HIGH YIELD FUND

Notice of Annual Meeting of

Shareholders and Proxy Statement

TIME

Thursday, July 16, 2015

At 2:00 p.m.

PLACE

Babson Capital Management LLC

550 South Tryon Street,

Suite 3300,

Charlotte, NC 28202

Please date, fill in, and sign the enclosed proxy card and mail in the enclosed return envelope which requires no postage if mailed in the United States or vote on the Internet by following the instructions in the notice and proxy card.

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

Charlotte, North Carolina

Dear Shareholder:

The 2015 Annual Meeting of Shareholders (the “Meeting”) of Babson Capital Global Short Duration High Yield Fund (“BGH” or the “Fund”) will be held at Babson Capital Management LLC, 550 South Tryon Street, Suite 3300, Charlotte, North Carolina 28202, at 2:00 p.m., Eastern Time, on Thursday, July 16, 2015. A Notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card are enclosed.

By promptly returning the enclosed proxy card or by voting on the Internet you can help the Fund avoid the expense of sending follow-up letters to obtain a quorum. You are earnestly requested to vote your proxy in order that the necessary quorum may be represented at the Meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

At the Meeting, shareholders of the Fund will be asked to elect two Trustees. The Board of Trustees recommends that shareholders elect the nominated Trustees.

I look forward to your attendance at this Meeting because it will provide us with an opportunity to inform you about the progress of the Fund.

Sincerely,

Rodney J. Dillman

Chairman

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

550 South Tryon Street, Suite 3300

Charlotte, North Carolina

The Notice of Annual Meeting of Shareholders

To the Shareholders of

Babson Capital Global Short Duration High Yield Fund:

The Annual Meeting of Shareholders of Babson Capital Global Short Duration High Yield Fund (“BGH” or the “Fund”) will be held at Babson Capital Management LLC, 550 South Tryon Street, Suite 3300, Charlotte, North Carolina 28202, on Thursday, July 16, 2015, at 2:00 p.m., Eastern Time (the “Meeting”), for the following purposes:

(1)	to elect as Trustees Rodney J. Dillman and Martin A. Sumichrast for three-year terms, or until their respective successors are duly elected and qualified; and
(2)	to transact such other business as may properly come before the Meeting or any adjournment thereof.

Holders of record of the shares of beneficial interest of the Fund at the close of business on May 11, 2015, are entitled to vote at the Meeting or any adjournment thereof. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

1.	Internet: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website; or
2.	Mail: Vote, sign and return your proxy card in the enclosed postage-paid envelope.

By order of the

Boards of Trustees,

Janice M. Bishop

Secretary

Charlotte, North Carolina

June 5, 2015

PLEASE EITHER VOTE YOUR PROXY ON THE INTERNET OR COMPLETE, DATE, AND SIGN THE PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. IT IS IMPORTANT THAT YOU VOTE YOUR PROXY PROMPTLY, REGARDLESS OF THE SIZE OF YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED.

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Babson Capital Global Short Duration High Yield Fund (“BGH” or the “Fund”) for use at the Annual Meeting of its Shareholders (the “Annual Meeting” or “Meeting”), to be held at Babson Capital Management LLC, 550 South Tryon Street, Suite 3300, Charlotte, NC 28202, on Thursday, July 16, 2015, at 2:00 p.m., Eastern Time.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about June 5, 2015, to the Shareholders of record on May 11, 2015, the “record date”. The Fund’s principal business office is c/o Babson Capital Management LLC (“Babson Capital”), 550 South Tryon Street, Suite 3300, Charlotte, North Carolina 28202.

Holders of the shares of beneficial interest of the Fund (“shares”) of record at the close of business on May 11, 2015 will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 20,057,848.895 shares of BGH outstanding on the record date.

The Fund has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to provide Shareholder meeting services including vote solicitations and tracking. Should you have any questions about this Proxy Statement, please contact the Proxy solicitor of Broadridge, by calling (toll free) 1-855-724-8273.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on Thursday, July 16, 2015. The Proxy Statement is available on https://www.proxyvote.com or on the Fund’s website at www. babsoncapital.com/bgh.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board of Trustees (the “Board”), which oversees the Fund, provides broad supervision over the affairs of the Fund. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of Babson Capital are referred to as “Independent Trustees” throughout this Proxy Statement. Babson Capital is responsible for the investment management of the Fund’s assets and for providing a variety of other administrative services to the Fund. The officers of the Fund are responsible for its operations.

As of the date of this Proxy Statement, the Board is comprised of six Trustees. The Fund’s Nominating and Governance Committee nominated Messrs. Dillman and Sumichrast as Independent Trustees to the Board for three-year terms. All nominees, if elected, are to serve their respective terms, or until each of their successors are duly elected and qualified.

Information Concerning Trustees, Nominees for Trustee and Officers

Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this Meeting, is his present office with the Fund, age, term of office and length of such term served, principal occupation during the past five years, certain of the Trustee’s other directorships, and certain other information required to be disclosed in this Proxy Statement. Also set forth below is a list of the Fund’s senior officers (“Officers”) along with the position each holds with the Fund, his or her term of office and length of such term served, and principal occupation or employment for the past five years.

For purposes of the following Trustee tables, the term “Fund Complex” includes the Fund, Babson Capital Corporate Investors, Babson Capital Participation Investors, Babson Capital Funds Trust, MassMutual Premier Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Select Funds.

INTERESTED TRUSTEE

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Thomas M. Finke (51) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Term expires 2016; Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Babson Capital; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	3	Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Chairman (2012-2015), Director (since 2008), Babson Capital Management (UK) Limited (investment advisory firm); Chairman and Director (2012-2015), Babson Capital Global Advisors Limited (investment advisory firm); Director (since 2008), Babson Capital Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Manager (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Director (since 2007), Cornerstone Real Estate Advisers LLC (real estate advisory firm); Director (since 2004), Jefferies Finance LLC (finance company); Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Manager (2004-2012), Class C Member LLC (equity holding company); Chairman, Chief Executive Officer and Director (2009-2011), MassMutual Capital Partners, LLC (investment company); Director (2007-2011), Scottish Re Group Limited (reinsurance specialist).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Thomas W. Bunn (61) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Term expires 2017; Trustee since 2013	Retired (since 2009); Vice Chairman (2002-2009), Head of National Banking (2006-2009), Head of Corporate and Investment Banking (2002-2006), KeyCorp (commercial and investment banking firm).	3

Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Director (since 2010), SquareTwo Financial (asset recovery and management firm); Director (since 2010), Southern Weaving Co. (webbing and sleeving design and manufacturing company); Trustee (since 2010), Wake Forest University Board of Trustees; Member (since 1998), Babcock School of Business Board of Visitors; Senior Operating Advisor (since 2010), Sound Harbor Partners (investment management firm); Director (since 2009), Nature Conservancy of North Carolina; Director (2009-2014), Kiawah Island Conservancy; Director (2007-2009), Victory Asset Management (mutual fund complex).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Rodney J. Dillman (63) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee, Chairman/ Nominee	Term expires 2015; Trustee since 2012	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000- 2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson Capital.	3	Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Director (2008-2011), Compania de Seguros CorpVida S.A. (insurance company); Director (2009-2011), MassMutual Europe S.A. (insurance company); Director (2009-2010), Yingda Taihe Life Insurance Co.; Director (2008-2011), MassMutual Asia Limited (insurance company); Director (2008-2011), MassMutual Life Insurance Company; Director (2008-2010), MassMutual Mercuries Life Insurance Company; Director (2005-2010), The MassMutual Trust Company.

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Bernard A. Harris Jr. (58) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Term expires 2016; Trustee since 2012	Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	3	Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2008), US Physical Therapy (USPH: NYSE); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).

Thomas W. Okel (52) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Term expires 2017; Trustee since 2012	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	3	Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

Martin A. Sumichrast (48) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee/ Nominee	Term expires 2015; Trustee since 2012	Vice Chairman and Pricipal (since 2013), Siskey Capital, LLC (merchant banking); Managing Director (2012- 2013), Washington Capital, LLC (family office); Managing Director (2009-2012), Lomond International (business advisory firm).	3	Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Director (since 2014), Kure Corp. (retail); Director (since 2014), Jadeveon Clowney Help-In-Time Foundation; Director (since 2015), Social Realty, Inc. (digital platform technology and management software company for internet advertising); Chairman and Director (since 2015), Level Beauty Group Inc. (a retail/e-commerce beauty investment/management company).

OFFICERS OF THE FUND

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Russell D. Morrison (50) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	President	Since 2012	Vice Chairman (since 2014), Member of the Board of Managers (since 2014), Head of Global Fixed Income Group (since 2012), Head of the Global High Yield Investments Group (since 2010), Co-Head of U.S. Loan Team (2006-2009), Managing Director (since 2002), Babson Capital; Chairman and Director (since 2015), Babson Capital Management (UK) Limited (investment advisory firm); Chairman and Director (since 2015), Babson Capital Global Advisors Limited (investment advisory firm); Senior Vice President (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

Patrick Hoefling (35) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Chief Financial Officer	Since 2012	Treasurer (since 2015), Managing Director (since 2015), Director (2008-2015), Babson Capital; Chief Financial Officer (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Managing Director (2005-2008), Deloitte and Touche.

Andrew Lennon (40) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Vice President	Since 2013	Managing Director (since 2010), Director (2005-2009) Babson Capital; Treasurer (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

*	Officers will hold their position with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on July 18, 2014.

OFFICERS OF THE FUND

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Michael Freno (39) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2010), Member of High Yield Investment Committee (since 2010), Director (2007- 2009), Associate Director (2005-2006), Babson Capital.

Sean Feeley (47) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2003), Babson Capital; Vice President (since 2011), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital); Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Scott Roth (45) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2010), High Yield Team Leader (since 2010), Director (2002-2010), Babson Capital.

*	Officers will hold their position with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on July 18, 2014.

OFFICERS OF THE FUND

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Melissa LaGrant (41) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Chief Compliance Officer	Since 2012	Managing Director (since 2005), Babson Capital; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2006), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital); Chief Compliance Officer (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

Janice M. Bishop (50) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Secretary and Chief Legal Officer	Since 2012	Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Babson Capital; Associate Secretary (since 2008), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital); Vice President, Secretary and Chief Legal Officer (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

Michelle Manha (42) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Assistant Secretary	Since 2012	Associate General Counsel and Managing Director (since 2014), Counsel (2008-2014), Babson Capital; Assistant Secretary (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

*	Officers will hold their position with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on July 18, 2014.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee or nominee for Trustee of the Fund should so serve. The current members of the Board joined the Board at different points in time since 2012. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, sub-adviser, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. In recommending the election or appointment of the current Board members as Trustees, the Nominating and Governance Committee generally considered (i) the educational, business and professional experience of each individual; (ii) the individual’s record of service as a director or trustee of public or private organizations; and (iii) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Nominating and Governance Committee also considered that during their service as members of the Board of Trustees of the Fund, the Trustees have demonstrated a high level of diligence and commitment to the interests of the Fund’s shareholders and the ability to work effectively and collegially with other members of the Board.

The following summarizes each Trustee’s or nominee for Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board.

Mr. Bunn – Mr. Bunn brings over 34 years of experience in banking, investment banking and the financial services industry. Previously, he served as Vice Chairman of KeyCorp. Prior to joining KeyCorp, he served as a Managing Director and Head of Leveraged Finance and Global Debt Capital Markets at Bank of America. He currently serves as director or trustee of several public and private companies, including Babson Capital Funds Trust, an open-end investment company advised by Babson Capital, SquareTwo Financial, Southern Weaving Co., Sound Harbor Partners, Wake Forest University, and the Nature Conservancy of North Carolina. He formerly served as a Director of the Kiawah Island Conservancy and Trustee of the mutual fund complex of Victory Asset Management. Mr. Bunn holds a Bachelor of Science in Business Administration from Wake Forest University and a Masters in Business Administration from the University of North Carolina.

Mr. Dillman – Mr. Dillman brings over 14 years of experience in investment management, global business development, global political and economic risk management, international acquisitions, global operations and financial reporting. He currently serves as Trustee of Babson Capital Funds Trust, an open-end investment company advised by Babson Capital. Previously, Mr. Dillman served as President of MassMutual International LLC, an international life insurance, health, annuities and pension company, and General Counsel of Babson Capital.

Prior to joining Babson Capital, he was a Partner at Day Pitney LLP, a law firm. He served as a Director to many insurance and private companies, including Yingda Taihe Life Insurance Co., MassMutual Life Insurance Company, MassMutual Mercuries Life Insurance Company, MassMutual Asia Limited, The MassMutual Trust Company and Jefferies Finance LLC. He is the author of The Lease Manual: A Practical Guide to Negotiating Office, Rental and Industrial Leases. He holds a Bachelor of Science in Education from Kent State University, a Masters of Arts in Economics from Kent State University Graduate School of Management and a Juris Doctorate in Law from Duke University School of Law.

Mr. Finke – Mr. Finke brings over 27 years of experience in the banking and investment industries. He currently serves as Chairman and Chief Executive Officer of Babson Capital. Previously, he served as Executive Vice President and Chief Investment Officer of Massachusetts Mutual Life Insurance Company, President of Babson Capital, Co-Founder and President of First Union Institutional Debt Management and Vice President at Bear, Stearns & Co. Mr. Finke currently serves as Trustee of Babson Capital Funds Trust, an open-end investment company advised by Babson Capital, Director of Babson Capital Management (UK) Limited, Chairman and Director of Cornerstone Real Estate Advisers LLC and Manager of Wood Creek Capital Management, LLC. Mr. Finke also serves as a Member of the Borad of Directors of the Structured Finance Industry Syndications and Trading Association. He formerly served as Chairman and Director of Babson Capital Global Advisors Limited and as a founding member of the Board of Directors of the Loan Syndicates and Trading Association. He holds a Bachelor of Science from the University of Virginia’s McIntire School of Commerce and a Masters in Business Administration from Duke University’s Fuqua School of Business.

Dr. Harris – Dr. Harris brings substantial executive, board and operations experience to the Fund. He currently serves as Chief Executive Officer and Managing Partner of Vesalius Ventures, Inc., a venture capital firm investing in early and mid-stage healthcare technologies and companies, President of The Space Agency and President of The Harris Foundation. Previously, he served as a Clinical Scientist, Flight Surgeon and Astronaut for NASA. Dr. Harris currently serves as director or trustee of several public and private companies, including Babson Capital Funds Trust, an open-end investment company advised by Babson Capital, The Endowment Funds, the Salient Funds, Counselors to America’s Small Business, Sterling Bancshares, Monebo Technologies, RMD Networks, Inc., Physical Therapy, Inc., Houston Angel Network and Constellation Services International. He holds a Bachelor of Science in Biology from the University of Houston, a Masters of Medical Science from the University of Texas Medical Branch at Galveston, a Masters of Business Administration from the University of Houston and a Doctorate of Medicine from the Texas Tech University School of Medicine. He is the recipient of several honorary doctorates from Stony Brook University, Moorehouse School of Medicine and the University of Hartford.

Dr. Harris also has been the recipient of numerous awards, including the NASA Space Flight Medal, the NASA Award of Merit and the 2000 Horatio Alger Award.

Mr. Okel – Mr. Okel brings over 20 years of experience in the underwriting, structuring, distribution and trading of debt used for corporate acquisitions, leveraged buyouts, recapitalizations and refinancings. He currently serves as Executive Director of Catawba Lands Conservancy, a non-profit land trust. Prior to joining Catawba Lands Conservancy, he served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch, where he managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America. He currently serves as Trustee of Babson Capital Funds Trust, an open-end investment company advised by Babson Capital. Mr. Okel holds a Bachelor of Arts in Economics from Davidson College and a Masters of Management, Finance, Accounting and Marketing from J.L. Kellog Graduate School of Management, Northwestern University.

Mr. Sumichrast – Mr. Sumichrast brings over 25 years of experience in investing and providing business advisory services to corporations in the United States, Europe and Asia. He currently serves as the Vice Chairman of Siskey Capital, LLC, a Charlotte based merchant banking operation. He previously served as Managing Director of Washington Capital, LLC, a family owned office entity and Managing Director of Lomond International, Inc., a private investment and business advisory firm. Prior to Lomond International, Inc., he co-founded and served as Chairman and Chief Executive Officer of Global Capital Partners, Inc., a diversified financial services holding company that has offices in the United States and Europe. He currently serves as Trustee of Babson Capital Funds Trust, an open-end investment company advised by Babson Capital, Chairman and Director of Level Beauty Group, Inc., and as a Director of Kure Corp., Social Realty, Inc. and Jadeveon Clowney Help-In-Time Foundation. He is coauthor of Opportunities in Finance Careers and The Complete Book of Homebuying. Mr. Sumichrast holds a Bachelor of Science from the University of Maryland.

Share Ownership of Trustees and Officers

As of May 11, 2015, the Trustees and Officers of the Fund individually beneficially owned less than one percent (1%) of the outstanding shares and as a group beneficially owned 0.40% of the outstanding shares. This information is based on information furnished by each Trustee and Officer. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Also, as of May 11, 2015, Babson Capital, the investment adviser of the Fund, beneficially owned 0.02% of the outstanding shares and Babson Capital Global Advisors Limited, the sub-adviser of the Fund (the “Sub-Adviser”), beneficially owned 0.00% of the outstanding shares.

The table below sets forth information regarding the beneficial ownership* of the Fund’s shares by each Trustee and the Officers beneficially owning shares based on the market value of such shares as of May 11, 2015.

Dollar Ranges of Shares Owned by Trustees and Officers

Name of Nominee / Trustee / Officer Dollar Range of Shares in Fund
T. Bunn	$10,001 - $50,000
R. Dillman	$50,001 - $100,000
T. Finke	Over $100,000
B. Harris	$10,001 - $50,000
T. Okel	$50,001 - $100,000
M. Sumichrast	None
R. Morrison	Over $100,000
S. Feeley	Over $100,000
M. Freno	Over $100,000
S. Roth	$10,001 - $50,000

*	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Required Vote

If a quorum is present at the Meeting, the two nominees for election as Trustees who receive a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will be elected as Trustees.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE FUND.

Board Leadership Structure

The Board currently consists of six Trustees, five of whom are Independent Trustees. As discussed below, two of the standing committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.

Mr. Dillman, who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, serves as Chairman of the Board of Trustees and Mr. Morrison, who is an “interested person” of the Fund, serves as the President. Mr. Dillman presides at meetings of the Board and acts as a liaison with service providers, officers, and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board reviews its leadership structure periodically and believes that the leadership structure is appropriate to enable the Board to exercise its oversight of the Fund. The Board also believes that its structure, including the active role of the other Independent Trustees, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

The Board provides oversight of the services provided by Babson Capital, including risk management activities. In addition, each committee provides oversight of Babson Capital’s risk activities with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and relevant committees receive a wide range of reports on the Fund’s activities, including the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board and Audit Committee meet periodically with the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal securities laws and the Fund’s internal compliance policies and procedures. In addition, both the Audit Committee and the full Board regularly review information concerning risks specific to the Fund and Babson Capital, including presentations by various officers of the Fund, investment personnel for the Fund, Babson Capital, the Sub-Adviser, the independent auditors for the Fund (KPMG LLP) and Counsel to the Fund (Ropes & Gray LLP).

Information Concerning Committees and Meetings of the Board of Trustees

The Board of Trustees has an Audit Committee and a Nominating and Governance Committee.

The Audit Committee is comprised exclusively of Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, and operates pursuant to a written Audit Committee Charter, which is available on the Fund’s website, www.babsoncapital.com/bgh. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-855-439-5459. The present members of the Audit Committee are Bernard A. Harris, Jr. (Chairman), Thomas W. Okel and Martin A. Sumichrast. Each member of the Audit Committee qualifies as an “Independent Trustee” under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission (“SEC”). In accordance with the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of the Audit Committee, the Board designated Dr. Harris, Mr. Okel and Mr. Sumichrast as the Fund’s Audit Committee Financial Experts.

In accordance with the Audit Committee Charter, the Audit Committee is responsible for: oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Fund’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended June 30, 2015, the Audit Committee held six meetings.

The Nominating and Governance Committee is currently comprised of Martin A. Sumichrast (Chairman) and Thomas W. Bunn, both Independent Trustees. A current copy of the Nominating and Governance Committee Charter can be

found on the Fund’s website, www.babsoncapital.com/bgh. During the twelve months ended June 30, 2015, the Nominating and Governance Committee met held three meetings.

The Nominating and Governance Committee is responsible for identifying and nominating individuals to serve as Trustees who are not “interested persons” of the Fund (“Independent Trustees”). The Nominating and Governance Committee Charter contemplates that all nominees for Independent Trustees will have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

When the Board has or expects to have a vacancy for an Independent Trustee, the Nominating and Governance Committee will consider candidates recommended by the Fund’s current Trustees; the Fund’s shareholders; the Fund’s officers; the Fund’s investment adviser; the Fund’s sub-adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must be submitted in accordance with the provisions of the Nominating and Governance Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Fund to meet its disclosure obligations under the proxy rules. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

The Nominating and Governance Committee also considers, evaluates and makes recommendations to the Board of Trustees with respect to the structure, membership and function of the Board of Trustees and the Committees thereof, including the compensation of the Trustees.

During the twelve months ended June 30, 2015, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call). During the twelve months ended June 30, 2015, each Trustee attended at least 75% of the Board and applicable Committee meetings on which he served.

Transactions with and Remuneration of Officers and Trustees

Pursuant to the Investment Management Agreement between the Fund and Babson Capital (the “Contract”), Babson Capital paid the compensation and expenses of the Fund’s officers and of all Trustees who were officers or employees of Babson Capital.

Trustees who are not officers or employees of Babson Capital receive an annual retainer of $35,000. The Chairman of the Board receives an additional retainer in the amount of $10,000 and the Chairman of the Audit Committee receives an additional retainer in the amount of $6,000. Trustees who are not officers or employees of Babson Capital also receive a fee of $6,000 for each meeting of the Board which they attend ($3,000 for each meeting conducted by telephone conference call). Members of the Audit Committee and the Nominating and Governance Committee receive an additional fee of $2,000 per meeting attended, including meetings conducted by telephone conference call. Beginning in July 2013, the Trustees became Trustees of Babson Capital Funds Trust (“BCFT”). The above Trustee compensation represents the aggregate amounts payable by both the Fund and BCFT. During the twelve months ended June 30, 2015, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pockets expenses paid by the Fund was approximately $205,262.

The following table discloses the compensation paid to the Fund’s Trustees (not including reimbursement for out-of-pocket expenses) for the twelve months ended June 30, 2015. The Fund, Babson Capital Corporate Investors, Babson Capital Participation Investors, Babson Capital Funds Trust, MassMutual Premier Funds, MML Series Investment Funds, MassMutual Select Funds, and MML Series Investment Funds II are collectively referred to in the table below as the “Fund Complex”. The Trustees do not receive pension or retirement benefits.

Name of Trustee	Aggregate Compensation from Fund		Total Compensation from Fund Complex
Thomas W. Bunn	$58,200		$71,000	**
Rodney J. Dillman	59,929		73,000	**
Thomas M. Finke	None	*	None
Bernard A. Harris, Jr.	70,189		85,000	**
Thomas W. Okel	65,051		79,000	**
Martin A. Sumichrast	70,159		85,000	**
Total	$323,528		$393,000

*	No compensation is paid by the Fund to Trustees who are officers or employees of Babson Capital.
**	Total compensation reflects compensation paid to each Trustee by the Fund and BCFT. None of the Trustees serve as trustee for any other fund in the Fund Complex.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Fund’s financial reporting process on behalf of the Fund’s Board of Trustees and operates under a written Charter adopted by the Fund’s Board of Trustees. The Audit Committee meets with the Fund’s management (“Management”) and independent registered public accountants and reports the results of its activities to the Fund’s Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Audit Committee’s and independent registered accountant’s responsibilities, Management advised that the Fund’s financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, the Audit Committee has:

■	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with Management and KPMG LLP, the Fund’s independent registered public accountants;

■	Discussed with KPMG LLP those matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 16 (Communications with Audit Committees); and

■	Received the written disclosure and the letter from KPMG LLP required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with KPMG LLP its independence.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2014 and 2013 for the Fund and for the non-audit services provided to Babson Capital, and Babson Capital’s parent, Massachusetts Mutual Life Insurance Company (“MassMutual”) for 2014 and 2013. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2014 audited financial statements in the Annual Report to Shareholders for the fiscal year ended December 31, 2014, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

The Audit Committee appointed the firm of KPMG LLP as the Fund’s independent registered public accountant for the fiscal year ending December 31, 2015, and, in connection therewith, KPMG LLP will prepare all of the Fund’s tax returns for the fiscal year ending December 31, 2015.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

Bernard A. Harris, Jr., Audit Committee Chair

Thomas W. Okel, Audit Committee Member

Martin A. Sumichrast, Audit Committee Member

February 19, 2015

The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Fund’s Annual Report.

THE FUND’S INDEPENDENT AUDITORS

KPMG LLP (“KPMG”) audited the financial statements of the Fund and Babson Capital for the fiscal year ended December 31, 2014. KPMG’s audit report contained no qualifications or modifications. A KPMG representative is expected to be present at the upcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit the Fund’s 2015 financial statements and prepare the Fund’s 2015 Federal and state tax returns.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
	KPMG LLP Year Ended December 31, 2014	KPMG LLP Year Ended December 31, 2013
Audit Fees	$68,700	$66,700
Audit-Related Fees	12,600	12,600
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$81,300	$79,300

NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL
	KPMG LLP Year Ended December 31, 2014	KPMG LLP Year Ended December 31, 2013
Audit-Related Fees	$1,268,006	$971,856
Tax Fees	140,000	75,000
All Other Fees	0	0
Total Fees	$1,408,006	$1,046,856

The category “Audit-Related Fees” reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Fund and Babson Capital, such as SOC-1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by KPMG for consulting rendered to the Fund, Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Audit Committee to establish a pre-approval policy for certain services rendered by the Fund’s independent accountants. During 2014, the Audit Committee approved all of the services rendered to the

Fund by KPMG and did not rely on such a pre-approval policy for any such services.

OTHER BUSINESS

The Board of Trustees knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

INFORMATION ABOUT VOTING PROXIES AND THE MEETING

Manner of Voting Proxies

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund to act as election inspectors for the Meeting. The election inspectors will count the total number of votes cast “for” each nominee for purposes of determining whether sufficient affirmative votes have been cast. All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast 30% of the votes entitled to be cast shall be a quorum for the transaction of business for the Proposal. Neither abstentions nor broker non-votes, if any, will have an effect on the outcome of the Proposal.

Shareholders are entitled to one vote, on each matter on which the shareholder is entitled to vote, for each share of the Fund that such shareholder owns at the close of business on May 11, 2015. Each fractional share is entitled to a proportionate fractional vote.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by Internet.

Revocation of Proxies

Any person giving a proxy has the power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein.

Adjournment

If sufficient votes in favor of the proposal set forth in the Notice of Annual Meeting of Shareholders are not received by the time scheduled for the Meeting or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal(s) for periods of not more than 120 days to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the proposal in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Fund will pay the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

INVESTMENT ADVISER AND SUB-ADVISER

Babson Capital, the investment adviser, provides investment management and certain administrative services to the Fund pursuant to an Investment Management Agreement. Babson Capital (including its wholly-owned subsidiaries) currently has over $200 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional investors (such as insurance companies, pension plans, endowments and foundations).

Pursuant to a Sub-Advisory Agreement between Babson Capital and Babson Capital Global Advisor Limited (the “Sub-Adviser”), the Sub-Adviser provides certain investment management services to the Fund.

Babson Capital is the indirect owner of 100% of the voting shares of the Sub-Adviser. MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual Holding LLC owns all of the voting shares of MM Asset Management Holding LLC. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual, MassMutual Holding LLC and MM Asset Management Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Babson Capital’s principal office is located at 1500 Main Street, Springfield, Massachusetts 01115. The Sub-Adviser is located at 61 Aldwych, London, United Kingdom WC2B 4AE.

CERTAIN ADMINISTRATIVE SERVICES

U.S. Bancorp Fund Services, LLC acts as the Fund’s administrator (the “Administrator”) pursuant to a Master Services Agreement. The Administrator and its affiliates provide certain administrative services to the Fund, including, but not limited to, clerical and various other services required for the Fund’s operations, calculating the Fund’s daily net asset value and other financial data, preparing reports required by the securities, investment, tax or other laws and regulations, monitoring the Fund’s expense accruals and generally assisting in the Fund’s operations. The Administrator’s principal address is 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

Babson Capital indirectly provides certain administrative services to the Fund including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services. Babson Capital’s principal address is 1500 Main Street, Springfield, Massachusetts 01115.

BENEFICIAL OWNERS

As of May 11, 2015, based on the Fund’s review of filings made pursuant to Section 13 of the Exchange Act, to the Fund’s knowledge, the following shareholder beneficially owned more than 5% of the Fund’s outstanding shares:

Name and Address of Shareholder	Number of Shares Beneficially Owned		Percentage Owned
First Trust Portfolios L.P.	2,823,182	*	14.08%
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187

*	As stated in Schedule 13G filed with the SEC on February 5, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Fund’s Trustees and certain Officers, investment advisers, sub-advisers, certain affiliated persons of the investment advisers or sub-advisers, and persons who own more than 10% of any class of outstanding securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund as well as certain internal documents, the Fund believes that its Trustees and relevant Officers, Babson Capital, the Sub-Adviser and its relevant affiliated persons have all complied with applicable filing requirements during the twelve months ended June 30, 2015.

PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH

THE BOARD OF TRUSTEES

Any shareholder intending to present a proposal at the Annual Meeting to be held in 2016 who wishes to have such proposal included in the Fund’s proxy material for that meeting, should forward his/her written proposal to the Fund, Attention: Secretary. Proposals must be received on or before March 16, 2016, to be considered for inclusion in the proxy material for its 2016 Annual Meeting.

Pursuant to procedures approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, shareholders may mail written communications to the Board of Trustees by writing the Fund’s Chief Financial Officer, c/o Babson Capital Management LLC, 550 South Tryon Street, Suite 3300, Charlotte, NC 28202. When writing to the Board of Trustees, shareholders should identify themselves, the fact that the communication is directed to the Board of Trustees, and any relevant information regarding their Fund holdings.

ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by Officers or agents of the Fund. The expenses connected with the solicitation of proxies and with any further proxies which may be solicited by the Fund’s Officers or agents in person, by telephone, or by facsimile will be borne by the Fund. The Fund has engaged Broadridge Financial Solutions, Inc. to provide shareholder meeting services, including vote solicitation and tracking. It is anticipated that the cost of these services will be approximately $25,400 and may increase in the event any vote is contested or increased solicitation efforts are required. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Fund’s shareholders.

The Fund will arrange for at least one Trustee to attend its 2015 Annual Meeting of Shareholders, will encourage all of its Trustees to attend its Annual Meetings of Shareholders, and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance.

Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-855-439-5459. Shareholders may also access a copy of the Proxy Statement online at https://www.proxyvote.com and www.babsoncapital.com/bgh. If any shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the shareholder’s household, please contact the Fund at 1-855-439-5459 or contact your financial intermediary.

The Annual Report of the Fund for its fiscal year ended December 31, 2014, including financial statements, a schedule of the Fund’s investments as of such date and other data, was mailed on or about February 28, 2015, to all shareholders of record. The Fund’s most recent Annual Report is available on the Internet at http://www. babsoncapital.com/bgh. Shareholders may also request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by contacting the Fund at 1-855-439-5459.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M93829-Z65879 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Vote on Trustees

1.	Election of Trustees - for three-year terms, or until their respective successors are duly elected and qualified.	☐	☐	☐

Nominees for election:

01) Rodney J. Dillman
02) Martin A. Sumichrast

2.	Other Business

In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

M93830-Z65879

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Janice M. Bishop and Patrick Hoefling, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Babson Capital Global Short Duration High Yield Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held on Thursday, July 16, 2015, at Babson Capital Management LLC, 550 South Tryon Street, Suite 3300, Charlotte, NC 28202, at 2:00 p.m. Eastern Time, and at any adjournments thereof (the “Annual Meeting”).

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).

PLEASE SIGN AND DATE ON THE REVERSE SIDE.